Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of September 18, 2023 by and among Elutia Inc., a Delaware corporation (the “Company”), and the Investors identified on Exhibit A attached hereto (each an “Investor” and collectively the “Investors”).

Recitals

A.            The Company and each Investor is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act; and

B.            The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and subject to the conditions stated in this Agreement, Units of the Company as more fully described in this Agreement.

C.            Contemporaneously with the sale of the Units, (A) the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights in respect of the Shares and the Warrant Shares under the 1933 Act, and the rules and regulations promulgated thereunder, and applicable state securities laws, and (B) the Company and HighCape (as defined below) shall, concurrently with the purchase and sale of the Units hereunder, enter into a registration rights waiver (the “Investor Rights Agreement Waiver”), pursuant to which HighCape shall waive certain registration rights under the Investor Rights Agreement (as defined below) relating to any registration statement filed by the Company pursuant to the Registration Rights Agreement covering the Shares and Warrant Shares.

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1              Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with, such Person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Class A Common Stock” means shares of the Company’s Class A Common Stock, par value $0.001 per share.

“Class B Common Stock” means shares of the Company’s Class B Common Stock, par value $0.001 per share.

“Closing” has the meaning set forth in Section 3.1.

“Closing Date” has the meaning set forth in Section 3.1.

“Common Stock” means the Class A Common Stock and the Class B Common Stock.

“Common Units” means units consisting of one Share and one Common Warrant to be sold hereunder.

“Common Warrants” means warrants to purchase one and one-half shares of Class A Common Stock, each in the form attached hereto as Exhibit D, to be sold hereunder.

“Company’s Knowledge” means the actual knowledge of any executive officer (as defined in Rule 405 under the 1933 Act) of the Company.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof.

“Environmental Laws” has the meaning set forth in Section 4.16.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“FDA” has the meaning set forth in Section 4.27.

“Fundamental Representations” means the representations and warranties made by the Company in Sections 4.1, 4.2, 4.3(a), 4.3(c), 4.4, 4.5, 4.6, 4.8, 4.9, 4.19, 4.21, 4.22, 4.23, 4.24, 4.28, 4.30, 4.31, 4.32, 4.33, 4.34, 4.35, 4.36, 4.37, 4.38, 4.39 and 4.40, in the last sentence of Section 4.15 and in clause (i) of the first sentence of Section 4.18.

“GAAP” has the meaning set forth in Section 4.18.

“Health Care Laws” means all applicable laws, rules and regulations relating to the provision and/or administration of, and/or payment for, health care services, items and supplies including, without limitation, applicable laws, rules and regulations related to: (a) fraud and abuse, including, without limitation, the federal Anti-Kickback Statute (42 U.S.C. §1320a-7b(b)), the Anti-Inducement Law (42 U.S.C. Section 1320a-7a(a)(5)), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the criminal False Claims Act 18 U.S.C. §§ 286 and 287, the administrative False Claims Law (42 U.S.C. Section 1320a-7b(a)), the False Statements Relating to Health Care Matters Act (18 U.S.C. § 1035), the Health Care Fraud Act (18 U.S.C. § 1347), the Program Fraud Civil Remedies Act (31 U.S.C. §§ 3801-3812), the Anti-Kickback Act of 1986 (41 U.S.C. §§ 51-58), the laws regarding Exclusion and Civil Monetary Penalties (42 U.S.C. §§ 1320a-7, 1320a-7a and 1320a-7b), and any state, commonwealth or local laws similar to any of the foregoing; (b) Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), CHAMPVA, TRICARE, the State Children’s Health Insurance Program (Title XXI of the Social Security Act), and any other third party payor programs; (c) HIPAA; (d) the Physician Payments Sunshine Act (42 U.S.C. Section 1320a-7h); and (e) the Federal Food Drug and Cosmetic Act (21 U.S.C. §§ 301 et seq.), each of the laws, rules and regulations referred to in clauses (a) through (e) as may be amended, modified or supplemented from time to time and any successor statutes thereto and regulations promulgated thereunder from time to time.

“HIPAA” means the (a) Health Insurance Portability and Accountability Act of 1996; (b) the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009); and (c) any federal, state and local laws regulating the privacy and/or security of individually identifiable health information, including, without limitation, state laws providing for notification of breach of privacy or security of individually identifiable health information, in each case with respect to the applicable laws described in clauses (a), (b) and (c) of this definition, as the same may be amended, modified or supplemented from time to time, any successor statutes thereto, any and all rules or regulations promulgated from time to time thereunder.

“HighCape” means, collectively, HighCape Partners QP, LP, HighCape Co-Investment Vehicle I, LLC, HighCape Co-Investment Vehicle II, LLC, HighCape Capital, L.P. and HighCape Partners, LP.

“Intellectual Property” means all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, trade secrets, licenses, domain names, information and proprietary rights and processes.

“Investor Rights Agreement” means that certain Second Amended and Restated Investors’ Rights Agreement, dated as of September 14, 2020, by and among the Company and the investors party thereto.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, mortgage, claim, easement, right-of-way, option, title retention agreement, preemptive right or other restriction.

“Material Adverse Effect” means any change, event, condition, effect, development, state of facts, circumstance or occurrence (each, an “Effect”) that, individually or when taken together with all other Effects, has had or would be reasonably likely to have, a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), earnings, business, prospects or properties of the Company and its Subsidiaries taken as a whole, (ii) the legality or enforceability of any of the Transaction Documents or (iii) the ability of the Company to perform its obligations under the Transaction Documents; provided, however, that in no event shall any of the following Effects after the date hereof, alone or in combination with one another, be deemed to constitute, a Material Adverse Effect: (1) any Effect resulting directly or indirectly from general business or economic conditions, except to the extent such general business or economic conditions have a materially disproportionate effect on the Company as compared to companies in the Company’s industry, (2) any change in the Company’s stock price or trading volume in and of itself (but not the underlying causes thereof), or (3) any Effect caused by the announcement or pendency of the transactions contemplated by the Transaction Documents, or the identity of any Investor or any of its Affiliates as the purchaser in connection with the transactions contemplated by this Agreement or the Registration Rights Agreement (provided that this clause (3) shall not apply to the representations and warranties and related conditions contained in the Transaction Documents that, by their terms, speak of the consequences arising out of the execution or performance of any of the Transaction Documents or the consummation of the transactions contemplated thereby).

“Material Contract” means any contract, instrument or other agreement (including any amendment) to which the Company is a party or by which it is bound which is material to the business of the Company and has been, was required to be, or will be required to be, filed as an exhibit to the SEC Filings pursuant to Item 601(b)(10) of Regulation S-K.

“Nasdaq” means The Nasdaq Global Market.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Prefunded Units” means units consisting of one Prefunded Warrant and one Common Warrant to be sold hereunder.

“Prefunded Warrants” means warrants to purchase one share of Class A Common Stock, each in the form attached hereto as Exhibit E, to be sold hereunder.

“Press Release” has the meaning set forth in Section 9.7.

“Prior Registration Rights Agreement” means that certain registration rights agreement dated December 5, 2021 by and among the Company and the investors named in that certain securities purchase agreement dated December 5, 2021 by and among the Company and the investors named therein.

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Required Investors” has the meaning set forth in the Registration Rights Agreement.

“SEC Filings” has the meaning set forth in Section 4.

“Securities” has the meaning set forth in Section 4.2.

“Selling Securityholder Questionnaire” has the meaning set forth in Section 3.1.

“Shares” means the shares of Class A Common Stock to be sold hereunder.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the 1934 Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means, as to an Investor, the aggregate amount to be paid for the Units purchased hereunder as specified opposite such Investor’s name on Exhibit A attached hereto, under the column entitled “Aggregate Purchase Price of Units,” in U.S. Dollars and in immediately available funds.

“Subsidiaries” has the meaning set forth in Section 4.1.

“Trading Day” means a day on which Nasdaq is open for trading.

“Transaction Documents” means this Agreement, the Registration Rights Agreement and the Warrants.

“Transfer Agent” has the meaning set forth in Section 7.5.

“Units” means the Common Units and Prefunded Units to be sold hereunder.

“Unit Securities” means the Shares, Prefunded Warrants and Common Warrants to be sold hereunder.

“Warrants” means the Prefunded Warrants and Common Warrants to be sold hereunder.

“Warrant Shares” has the meaning set forth in Section 4.2.

“1933 Act” has the meaning set forth in the Recitals.

“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

2              Purchase and Sale of the Units. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company will issue and sell to the Investors, and the Investors will purchase, severally and not jointly, the number and type of Units set forth opposite the name of such Investor under the headings “Number of Units to be Purchased” and “Type of Units to be Purchased”, respectively, on Exhibit A attached hereto at a price per Unit equal to $1.4275 per Common Unit and $1.4265 per Prefunded Unit (the “Purchase Price”).

3              Closing.

3.1            The closing of the purchase and sale of the Units (which Units are set forth in the Schedule of Investors) pursuant to this Agreement (the “Closing”) shall be held no later than 10:00 AM (Eastern Time) on September 21, 2023 at the offices of Kilpatrick Townsend & Stockton LLP, 1100 Peachtree Street N.E., Atlanta, Georgia 30309, or on such other date and place as may be agreed to by the Company and the Investors (the “Closing Date”). On the Closing Date, the Company shall issue the Shares registered in each Investor’s name and address in book-entry form with the Transfer Agent (or, at the request of any Investor, the Company shall deliver to such Investor (or its designee) a stock certificate in such Investor’s name, duly executed on behalf of the Company, representing the Shares purchased thereby), and payment therefor shall be made by each Investor by wire transfer to the Company’s designated bank account, the details of which are provided in accordance with Section 3.3(c). On the Closing Date, the Company shall deliver or cause to be delivered the Warrants to the Investors. All Unit Securities shall be delivered to the Investors hereunder free and clear of all Liens, other than restrictions on transferability arising under applicable federal securities laws. At or prior to the Closing, each Investor shall execute any related agreements or other documents required to be executed hereunder, dated on or before the Closing Date, including but not limited to the Selling Securityholder Notice and Questionnaire in the forms attached hereto as Appendix II (the “Selling Securityholder Questionnaire”).

3.2            At or before 12:00 p.m. (noon) (Eastern Time) on the Closing Date, each Investor shall deliver or cause to be delivered to the Company such Investor’s Subscription Amount via wire transfer of immediately available funds pursuant to the wire instructions delivered to such Investor by the Company prior to the Closing Date.

3.3            At or before the Closing, the Company shall deliver or cause to be delivered to each Investor:

(a)            the Unit Securities purchased by such Investor, as set forth in Section 3.1;

(b)            a legal opinion of Company Counsel, in the form of Exhibit C, dated as of the Closing Date, executed by such counsel and delivered to the Investors;

(c)            the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer;

(d)            the Registration Rights Agreement, in the form of Exhibit B, executed by a duly authorized officer of the Company;

(e)            a certificate, signed by a duly elected officer of the Company, certifying as of the Closing Date as to the satisfaction of each of the conditions set forth in Section 6.1;

(f)            a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of the State of Delaware, as of a date within three (3) days of the Closing Date;

(g)            a copy of the Company’s Certificate of Incorporation, as amended, certified by the Secretary of State of the State of Delaware within five (5) days of the Closing Date;

(h)            a certificate executed by the Secretary of the Company and dated as of the Closing Date, certifying as to the resolutions adopted by the Company’s board of directors approving the Transaction Documents; and

(i)            a letter from the Company’s Transfer Agent certifying the number of shares of Class A Common Stock outstanding as of a date within three (3) days of the Closing Date.

4              Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except (other than for purposes of the Fundamental Representations) as otherwise described in the Company’s filings pursuant to the 1934 Act after December 31, 2022 and at least five (5) Business Days prior to the date hereof (collectively, the “SEC Filings”), but excluding any disclosures set forth under the headings “Risk Factors,” or disclosure of risks set forth in any “forward-looking statements” disclaimer, or disclosures in any other statements that are similarly cautionary or predictive in nature, as of the date hereof and as of the Closing Date:

4.1            Organization, Good Standing and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own or lease and use its properties and assets, to execute and deliver the Transaction Documents, to carry out the provisions of the Transaction Documents, to issue and sell the Unit Securities and to carry on its business as presently conducted as described in the SEC Filings. Each of the Company’s subsidiaries required to be disclosed pursuant to Item 601(b)(21) of Regulation S-K in an exhibit to its annual report on Form 10-K filed with the SEC for the year ended December 31, 2022 or that has been formed as of the date hereof and will required to be disclosed pursuant to Item 601(b)(21) of Regulation S-K in an exhibit to its annual report on Form 10-K filed with the SEC for the year ended December 31, 2023 (the “Subsidiaries”) is an entity duly incorporated or otherwise organized, validly existing and in good standing (to the extent such concept exists in the relevant jurisdiction) under the laws of the jurisdiction of its incorporation or organization, as applicable, and has all requisite power and authority to carry on its business to own and use its properties. Neither the Company nor any of its Subsidiaries is in violation or default in any material respect of any of the provisions of its respective articles of association, charter, certificate of incorporation, bylaws, limited partnership agreement or other organizational or constitutive documents. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign entity and is in good standing (to the extent such concept exists in the relevant jurisdiction) in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification necessary, except to the extent any failure to so qualify has not had and would not reasonably be expected to have a Material Adverse Effect.

4.2            Authorization. The Company has the requisite corporate power and authority and has taken all requisite corporate action necessary for, and no further action on the part of the Company, its officers, directors and stockholders is necessary for, (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of any obligations of the Company hereunder or thereunder, or (iii) the authorization, issuance and delivery of the Unit Securities or the shares of Class A Common Stock issuable upon exercise of the Warrants (the “Warrant Shares” and, together with the Unit Securities, the “Securities”). Each of the Transaction Documents has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Investors, constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (b) general principles of equity that restrict the availability of equitable remedies and (c) to the extent that the enforceability of indemnification provisions may be limited by applicable laws.

4.3            Capitalization.

(a)            As of June 30, 2023, the capitalization of the Company was in all material respects as set forth in the Company’s quarterly report on Form 10-Q filed with the SEC for the quarter ended June 30, 2023. Since June 30, 2023, the Company has not issued any capital stock, other than pursuant to the exercise of employee stock options or settlement of restricted stock units under the Company’s equity incentive plans. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and none of such shares were issued in violation of any pre-emptive rights and such shares were issued in compliance in all material respects with applicable state and federal securities law and any rights of third parties. No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to the issuance by the Company of the Securities or of any other securities of the Company.

(b)            There are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, except as contemplated by this Agreement. There are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other similar agreements among the Company and any of the security holders of the Company relating to the securities of the Company held by them. Except as provided in the Registration Rights Agreement, the Prior Registration Rights Agreement or the Investor Rights Agreement, no Person has the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

(c)            Neither the issuance and sale of the Unit Securities hereunder nor the issuance of the Warrant Shares upon exercise of the Warrants will obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) or will result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security. The Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

(d)            All of the outstanding shares of capital stock of, or other equity interests in, each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and none of such securities were issued in violation of any pre-emptive rights and such securities were issued in compliance in all material respects with applicable state and federal securities law and any rights of third parties. The Company owns, directly or indirectly, the outstanding capital stock or other ownership interests of each of the Subsidiaries. No options, warrants, or other rights to purchase, or other obligations to issue or to convert any obligation into, shares of capital stock of, or other equity interest in, the Subsidiaries are outstanding.

4.4            Valid Issuance. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all Liens, except for restrictions on transfer imposed by applicable securities laws. The Warrant Shares have been duly and validly authorized and, when issued upon exercise of the Warrants, will be validly issued, fully paid and nonassessable, and shall be free and clear of all Liens, except for restrictions on transfer imposed by applicable securities laws.

4.5            Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than (i) filings that have been made pursuant to the rules and regulations of Nasdaq, (ii) filings that have been made pursuant to applicable state securities laws, and (iii) post-sale filings pursuant to applicable state and federal securities laws, which the Company undertakes to file within the applicable time periods, and other than the registration statement required to be filed by the Registration Rights Agreement.

4.6            Delivery of SEC Filings. True and complete copies of the SEC Filings have been made available by the Company to the Investors through the Electronic Data Gathering, Analysis, and Retrieval system (the “EDGAR System”) (other than any information for which the Company has received confidential treatment from the SEC).

4.7            No Material Adverse Change. Since June 30, 2023, there has not been:

(i)             any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, except for changes in the ordinary course of business which have not had and would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(ii)            any declaration or payment by the Company of any dividend, or any authorization or payment by the Company of any distribution, on any of the capital stock of the Company, or any redemption or repurchase by the Company of any securities of the Company;

(iii)            any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company;

(iv)           any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;

(v)            any satisfaction or discharge of a material lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business;

(vi)           any change or amendment to the Company’s Certificate of Incorporation or Bylaws, or termination of or material amendment to any Material Contract;

(vii)          any material labor difficulties or, to the Company’s Knowledge, labor union organizing activities with respect to employees of the Company;

(viii)         any material transaction entered into by the Company other than in the ordinary course of business;

(ix)            the loss of the services of any executive officer (as defined in Rule 405 under the 1933 Act) of the Company; or

(x)            any other event or condition that, to the Company’s Knowledge, has had or would reasonably be expected to have a Material Adverse Effect.

4.8            SEC Filings. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by the Company under 1933 Act and the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof, for the 18-month period preceding the date hereof. At the time of filing thereof, each such report, schedule, form, statement or other document complied as to form in all material respects with the requirements of the 1933 Act or 1934 Act, as applicable, and, as of its respective date, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

4.9            No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Unit Securities in accordance with the provisions thereof and the issuance of the Warrant Shares upon exercise of the Warrants do not and will not (i) conflict with or result in a breach or violation of (a) any of the terms and provisions of, or constitute a default under, the Company’s Certificate of Incorporation or Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investors through the EDGAR system), or (b) assuming the accuracy of the representations and warranties in Section 5, any applicable statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or its Subsidiaries, or any of their assets or properties, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or its Subsidiaries or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract except, in the case of clauses (i)(b) and (ii) only, for such conflicts, breaches, violations and defaults as have not and would not reasonably be expected to have a Material Adverse Effect.

4.10          Compliance.

(a)            Neither the Company nor any of its Subsidiaries is (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor, during the past three years, has the Company received written notice of a claim that it is in default under or that it is in violation of, its charter, bylaws or similar organizational documents as in effect on the date hereof or any Material Contract (whether or not such default or violation has been waived), (ii) in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all Health Care Laws and all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

(b)            Except in each case as would not have or reasonably be expected to result in a Material Adverse Effect: (i) during the past three (3) years, there has not been any violation of any applicable Health Care Laws by the Company or any of its Subsidiaries; (ii) to the Company’s knowledge, there are no civil or criminal proceedings relating to the Company, any of its Subsidiaries or any officer, director or employee of the Company or any of its Subsidiaries that involve a matter within or related to any governmental or regulatory authority’s jurisdiction or any allegations of non-compliance with Health Care Laws; and (iii) during the past three (3) years, neither the Company nor any of its Subsidiaries nor any Affiliate thereof has received any written adverse notice from any governmental or regulatory authority (including without limitation the United States Food and Drug Administration or any foreign equivalent, the U.S. Federal Trade Commission, the United States Centers for Medicare & Medicaid Services, HHS’s Office of Inspector General, the U.S. Department of Justice and state Attorneys General or similar agencies) alleging non-compliance with Health Care Laws.

4.11         Tax Matters. The Company and its Subsidiaries have timely filed all tax returns required to have been filed by the Company or its Subsidiaries with all appropriate governmental agencies and have timely paid all taxes shown thereon or otherwise owed by them. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 4.18 below in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or its Subsidiaries has not been finally determined, except to the extent of any inadequacy that would not reasonably be expected to result in a Material Adverse Effect. There are no material tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any of its Subsidiaries or any of their respective material assets or property.

4.12          Title to Properties. The Company and its Subsidiaries have good and marketable title to all real properties and all other tangible properties and assets owned by them as described in the SEC Filings, in each case free from Liens and defects, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and the Company and its Subsidiaries hold any leased real or personal property under valid, subsisting and enforceable leases with which the Company are in compliance and with no exceptions, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect .

4.13          Certificates, Authorities and Permits. The Company and its Subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except where failure to so possess would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect. The Company and its Subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or its Subsidiaries, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

4.14          Labor Matters.

(a)            Neither the Company nor its Subsidiaries are parties to or bound by any collective bargaining agreements or other agreements with labor organizations.

(b)            No labor dispute with the employees of the Company or any of its Subsidiaries, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the Knowledge of the Company, is threatened or imminent that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

4.15          Intellectual Property. The Company and its Subsidiaries own, possess, license or have other rights to use, the patents and patent applications, copyrights, trademarks, service marks, trade names, service names and trade secrets necessary or material for use in connection with its businesses as currently conducted as described in the SEC Filings (collectively, the “Intellectual Property Rights”). There is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding, claim or basis for a claim by any Person that the Company’s Intellectual Property Rights or its business or the business of its Subsidiaries as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of another. To the Company’s Knowledge, there is no existing infringement by another Person of any of the Intellectual Property Rights that would have or would reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All material licenses or other material agreements under which the Company is granted rights to Intellectual Property are, to the Company’s Knowledge, in full force and effect and, to the Company’s Knowledge, there is no material default by any other party thereto, except as would not reasonably be expected to have a Material Adverse Effect. The Company has no reason to believe that the licensors under such licenses and other agreements do not have and did not have all requisite power and authority to grant the rights to the Intellectual Property purported to be granted thereby. The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company’s or any of its Subsidiaries’ ownership or right to use any Intellectual Property that is material to the conduct of the Company’s business as currently conducted.

4.16          Environmental Matters. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), has released any hazardous substances regulated by Environmental Law on to any real property that it owns or operates, or has received any written notice or claim it is liable for any off-site disposal or contamination pursuant to any Environmental Laws; and to the Company’s Knowledge, there is no pending or threatened investigation that would reasonably be expected to lead to such a claim.

4.17          Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the sum of the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

4.18          Legal Proceedings. Except as set forth in the SEC Filings, there is no claim, complaint, action, arbitration, charge, hearing, inquiry, litigation, suit, inquiry, notice of violation, audit, examination, investigation or any other proceeding or any settlement, judgment, order, award, injunction or decree pending or other proceeding (whether civil, criminal, administrative, investigative or informal), including, without limitation, an informal investigation or partial proceeding, such as a deposition, whether commenced or threatened, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties, at Law or in equity, before or by any Governmental Authority, or brought by any third party (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of the transactions contemplated by any of the Transaction Documents or the legality, validity or enforceability of the shares of the Company’s Common Stock; or (ii) if adversely determined, could reasonably be expected to have a Material Adverse Effect, nor to the Company’s knowledge does there exist any basis for any such Action. Neither the Company, any Subsidiary, nor, to the Company’s knowledge, any of their respective officers, directors or employees is a party or is named as subject to the provisions of any Action involving a claim of violation of or liability under federal or state laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or, to the knowledge of the Company, any current or former director or officer of the Company relating to the Company or its business. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the 1934 Act or the 1933 Act. There is no Action by the Company or any Subsidiary pending or which the Company or any Subsidiary intends to initiate, which if adversely determined, could reasonably be expected to have a Material Adverse Effect. The foregoing includes, without limitation, Actions pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their services provided in connection with the Company’s business, any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers.

4.19          Financial Statements. The financial statements included in each SEC Filing, together with the related notes, comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement) and present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates shown and its results of operations and cash flows for the periods shown, subject in the case of unaudited financial statements to normal, immaterial year-end audit adjustments, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) (except as may be disclosed therein or in the notes thereto, and except that the unaudited financial statements may not contain all footnotes required by GAAP, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act).

4.20          Compliance with Nasdaq Continued Listing Requirements. The Class A Common Stock is registered pursuant to Section 12(b) or 12(g) of the 1934 Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Class A Common Stock under the 1934 Act nor has the Company received any notification that the SEC is contemplating terminating such registration. Except as set forth in the SEC Filings, the Company has not, in the 12 months preceding the date hereof, received notice from any trading market on which the Class A Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. Except as set forth in the SEC Filings, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer. The Company is in compliance with applicable Nasdaq continued listing requirements. Except as set forth in the SEC Filings, there are no proceedings pending or, to the Company’s Knowledge, threatened against the Company relating to the continued listing of the Class A Common Stock on Nasdaq and the Company has not received any notice of, nor to the Company’s Knowledge is there any reasonable basis for, the delisting of the Class A Common Stock from Nasdaq.

4.21          Brokers and Finders. Other than Lake Street Street Capital Markets, LLC, no Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or, to the Company’s Knowledge, an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. To the Company’s Knowledge, the Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

4.22          No General Solicitation. Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

4.23          No Integrated Offering. Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any Person acting on its behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of any of the Securities under the 1933 Act or that would be integrated with the offer or sale of the Unit Securities for purposes of the rules and regulations of Nasdaq such that it would require stockholder approval of the issuance of any of the Securities.

4.24          Private Placement. The offer and sale of the Securities to the Investors as contemplated hereby are exempt from the registration requirements of the 1933 Act.

4.25          Questionable Payments. Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any of the current or former directors, officers, employees, agents or other Persons acting on behalf of the Company or its Subsidiaries, has on behalf of the Company or its Subsidiaries: (a) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign or domestic political activity; (b) made any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets which is in violation of law; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful rebate, payoff, influence payment, kickback, bribe or other unlawful payment of any nature; (f) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (f) violated or is in violation of any provision of the FCPA.

4.26          Transactions with Affiliates. Except as disclosed in the SEC Filings, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

4.27          Internal Controls. The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the 1934 Act, as the case may be, is being prepared. The Company has established internal control over financial reporting (as defined in 1934 Act Rules 13a-15(f) and 15d-15(f)) to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures and the Company’s internal control over financial reporting (collectively, “internal controls”) as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of such internal controls based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls or, to the Company’s Knowledge, in other factors that could significantly affect the Company’s internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1934 Act.

4.28          Investment Company. Neither the Company nor any Subsidiary is required to be registered as, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.29          Tests and Preclinical and Clinical Trials. The studies, tests and preclinical and clinical trials conducted by or, to the Company’s Knowledge, on behalf of the Company or its Subsidiaries were and, if still pending, are being, conducted in all material respects in accordance with the protocols submitted to the U.S. Food and Drug Administration (the “FDA”) or any foreign governmental body exercising comparable authority over such studies, tests and trials (together, the “Regulatory Authorities”), standard medical and scientific research standards and procedures for products or product candidates comparable to those being developed by the Company, all applicable Health Care Laws and any applicable rules and regulations enforced by the FDA or other Regulatory Authorities and applicable Good Clinical Practice and Good Laboratory Practice requirements; the descriptions of the studies, tests and preclinical and clinical trials conducted by or, to the Company’s Knowledge, on behalf of the Company or its Subsidiaries, contained in the SEC Filings are accurate in all material respects; the Company has no Knowledge of any other studies, tests or preclinical and clinical trials, the results of which call into question the results described in the SEC Filings; and the Company has not received any written notices or correspondence from the Regulatory Authorities or any Institutional Review Board requiring the termination, suspension, or clinical hold of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company.

4.30          Manipulation of Price. The Company has not, and, to the Company’s Knowledge, no Person acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

4.31          Bad Actor Disqualification. None of the Company, any predecessor or affiliated issuer of the Company nor, to the Company’s Knowledge, any director or executive officer of the Company or any promoter connected with the Company in any capacity, is subject to any of the “bad actor” disqualifications within the meaning of Rule 506(d) under the 1933 Act, except for a disqualification event covered by Rule 506(d)(2) or (d)(3).

4.32          Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

4.33          Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Investors’ ownership of the Securities.

4.34          Acknowledgment Regarding Investors’ Purchase of Unit Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Investor or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investors’ purchase of the Unit Securities. The Company further represents to each Investor that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

4.35          Acknowledgment Regarding Investor’s Trading Activity. Anything in this Agreement or elsewhere herein or any other Transaction Document to the contrary notwithstanding, it is understood and acknowledged by the Company that (i) none of the Investors has been asked by the Company to agree, nor has any Investor agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; or (ii) past or future open market or other transactions by any Investor, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) any Investor, and counter-parties in “derivative” transactions to which any such Investor is a party, directly or indirectly, presently may have a “short” position in the Common Stock; and (iv) each Investor shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Investors may engage in hedging activities at various times during the period that the Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

4.36          Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

4.37          Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

4.38          U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

4.39          Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

4.40          Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

4.41          Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor, to the Company’s Knowledge, any other Person acting on its behalf has provided any of the Investors with any information that it believes constitutes material, non-public information. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Investors regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

5              Representations and Warranties of the Investors. Each of the Investors hereby, severally and not jointly, represents and warrants to the Company as to itself that:

5.1            Organization and Existence. If such Investor is an entity, such Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to enter into and consummate the transactions contemplated by the Transaction Documents and to carry out its obligations hereunder and thereunder, and to invest in the Securities pursuant to this Agreement. If such Investor is a natural person, such Investor has full legal capacity to enter into and consummate the transactions contemplated by the Transaction Documents and to carry out his or her obligations hereunder and thereunder, and to invest in the Securities pursuant to this Agreement.

5.2            Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and each has been duly executed and when delivered will constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

5.3            Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by Investor to hold any of the Securities for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

5.4            Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

5.5            Access to Information. Such Investor acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Filings and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Investor has completed its own independent due diligence. Based on the information such Investor has deemed appropriate, it has independently made its own analysis and decision to enter into the Transaction Documents. Such Investor is relying exclusively on its own investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of the Transaction Documents and the purchase of the Securities. Neither such review and inquiries nor any other due diligence investigation conducted by such Investor shall modify, limit or otherwise affect such Investor’s right to rely on the Company’s representations, warranties, covenants and agreements contained in the Transaction Documents.

5.6            Restricted Securities. Such Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only pursuant to Rule 144 and other exemptions from such registration requirement.

5.7            Legends. It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:

“The securities represented hereby have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144, or (iii) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT such transfer may lawfully be made without registration under the Securities Act of 1933, as amended. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

5.8            Accredited Investor. At the time such Investor was offered the Securities, it was and, as of the date hereof, such Investor is an “accredited investor” within the meaning of Rule 501 under the 1933 Act. Such investor is a sophisticated investor with sufficient knowledge, sophistication and experience in business, including transactions involving private placements in public equity, to properly evaluate the risks and merits of its purchase of the Securities.

5.9            No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any general solicitation or general advertising.

5.10          Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or any other Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

5.11          Short Sales and Confidentiality Prior to the Date Hereof. Other than consummating the transactions contemplated hereunder, such Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Investor was first contacted by the Company on or after September 18, 2023 or any other Person on behalf of the Company regarding the transactions contemplated hereby and ending immediately prior to the date hereof. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. The Investor, and its Affiliates and authorized representatives and advisors who are aware of the transactions contemplated hereby, maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

5.12          No Government Recommendation or Approval. Such Investor understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Securities.

5.13          No Intent to Effect a Change of Control; Ownership. Such Investor has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the 1934 Act and under the rules of Nasdaq. Except as set forth in its Selling Securityholder Questionnaire, as of the date hereof, neither the Investor nor any of its Affiliates is the owner of record or the beneficial owner of shares of Class A Common Stock or securities convertible into or exchangeable for Class A Common Stock.

5.14          No Conflicts. The execution, delivery and performance by such Investor of the Transaction Documents and the consummation by such Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations hereunder.

5.15          Residency. Such Investor is a resident of or an entity organized under the jurisdiction specified below its address on the Schedule of Investors.

The Company acknowledges and agrees that the representations contained in this Section 5 shall not modify, amend or affect such Investor’s right to rely on the Company’s representations, warranties, covenants and agreements contained in this Agreement and any representations, warranties, covenants and agreements contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

6              Conditions to Closing; Termination.

6.1            Conditions to the Investors’ Obligations. The obligation of each Investor to purchase Units at the Closing is subject to the fulfillment to such Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

(a)            The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of the date hereof and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b)            The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Units and the consummation of the other transactions contemplated by the Transaction Documents, including the waiver of any applicable registration rights that could affect the rights of the Investors under the Registration Rights Agreement, all of which shall be in full force and effect.

(c)            The Company shall have executed and delivered the Registration Rights Agreement.

(d)            Each of the Company and HighCape shall have executed the Investor Rights Agreement Waiver (which shall have become effective).

(e)            The Company shall have filed with Nasdaq a Listing of Additional Shares notification form for the listing of the Shares, a copy of which shall have been made available to the Investors upon request.

(f)            No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(g)            No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Class A Common Stock nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Investor, makes it impracticable or inadvisable to purchase the Units at the Closing.

(h)            There shall have been no Material Adverse Effect with respect to the Company since the date hereof.

6.2            Conditions to Obligations of the Company. The Company’s obligation to sell and issue Unit Securities at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)            The representations and warranties made by the Investors in Section 5 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investors shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Closing Date.

(b)            Each Investor shall have executed and delivered the Registration Rights Agreement and a Selling Securityholder Questionnaire.

(c)            HighCape shall have executed the Investor Rights Agreement Waiver (which shall have become effective).

(d)            Any Investor purchasing Units at the Closing shall have paid in full its Subscription Amount to the Company.

6.3            Termination of Obligations to Effect Closing; Effects.

(a)            The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

(i)            Upon the mutual written consent of the Company and Investors that agreed to purchase a majority of the Units to be issued and sold pursuant to this Agreement;

(ii)           By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company; or

(iii)          By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by the Investor;

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

(b)            In the event of termination by the Company or any Investor of its obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall be given to the other Investors by the Company and the other Investors shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Investors. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents prior to the termination of this Agreement in respect of such party or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

7              Covenants and Agreements of the Company.

7.1            Information. From the date hereof until the Closing, the Company will make reasonably available to each Investor’s representatives, consultants and their respective counsels for inspection, such information and documents as the Investor reasonably requests, and will make available at reasonable times and to a reasonable extent officers and employees of the Company to discuss the business and affairs of the Company; provided, however, that in no event shall the Company be required to disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors.

7.2            Nasdaq Listing. The Company hereby agrees to use reasonable best efforts to maintain the listing or quotation of the Class A Common Stock on either Nasdaq or the Nasdaq Capital Market, and to file a Nasdaq Listing of Additional Shares notification form with respect to the Shares with Nasdaq. The Company further agrees, if the Company applies to have the Class A Common Stock traded on any other trading market, it will then include in such application all of the Shares and will take such other action as is reasonably necessary to cause all of the Shares to be listed or quoted on such other trading market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Class A Common Stock on such trading market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such trading market. The Company agrees to use reasonable best efforts to maintain the eligibility of the Class A Common Stock for electronic transfer through the Depository Trust Company, including, without limitation, by timely payment of fees to the Depository Trust Company in connection with such electronic transfer.

7.3            Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Investor could be deemed to trigger the provisions of any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, solely by virtue of receiving Securities under the Transaction Documents or Warrant Shares upon exercise of Warrants.

7.4            Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release in form and substance reasonably acceptable to the Required Investors disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (without redaction) as exhibits thereto, with the SEC within the time required by the 1934 Act. The Company hereby represents and warrants to each Investor that, from and after the issuance of such press release, the Company shall have publicly disclosed all material, non-public information delivered to such Investor by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, agents, including, without limitation, any placement agent, or Affiliates in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, including, without limitation, any placement agent, employees or Affiliates on the one hand, and any of the Investors or any of their Affiliates on the other hand, shall terminate and be of no further force or effect. The Company understands and confirms that each Investor shall rely on the foregoing covenant in effecting transactions in securities of the Company. The Company shall consult with Investors and consider in good faith any comments Investors may have on, the Form 8-K filing. The Company and each Investor shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Investor shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Investor, or without the prior consent of the Required Investors, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of such Investor, except (a) in connection with the filing of final Transaction Documents with the SEC and (b) to the extent such disclosure is required by law or trading market regulations, in which case the Company shall use commercially reasonable efforts to provide the Investors with prior notice of such disclosure permitted under this clause (b) and reasonably cooperate with such Investor regarding such disclosure.

7.5            Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 7.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf at the Company’s direction, will provide any Investor or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Investor shall have consented in writing to the receipt of such information and agreed in writing with the Company to keep such information confidential. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to an Investor without such Investor’s consent or the Company fails to timely publicly disclosure of any material, non-public information required to be publicly disclosed pursuant to Section 7.4, the Company hereby covenants and agrees that such Investor shall not have any duty of trust or confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade while aware of, such material, non-public information, provided that the Investor shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously with the delivery of such notice file such notice with the SEC pursuant to a Current Report on Form 8-K.

7.6            Form D. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of an Investor.

7.7            Removal of Legends. In connection with any sale or disposition of the Securities by an Investor pursuant to Rule 144 or pursuant to any other exemption under the 1933 Act such that the purchaser acquires freely tradable Securities and upon compliance by the Investor with the requirements of this Agreement, if requested by the Investor, the Company shall cause the transfer agent for the Class A Common Stock (the “Transfer Agent”) to timely remove any restrictive legends related to the book entry account holding such Securities and make a new, unlegended entry for such book entry Securities sold or disposed of without restrictive legends, provided that the Company has received customary representations and other documentation reasonably acceptable to the Company in connection therewith. Subject to receipt by the Company of customary representations and other documentation reasonably acceptable to the Company in connection therewith, upon the earlier of such time as the Securities (i) have been sold pursuant to an effective registration statement, (ii) have been sold pursuant to Rule 144, or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision (without the requirement for the Company to comply with the current public information obligations of Rule 144(c)), the Company shall (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry Securities, and (B) use reasonably best efforts to cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act. From and after the earlier of such dates, upon an Investor’s written request, the Company shall promptly cause certificates or book entries evidencing the Investor’s Securities to be replaced with certificates or book entries, as the case may be, which do not bear such restrictive legends, provided the provisions of either clauses (i), (ii) or (iii) above, as applicable, are satisfied with respect to such Securities. Further, the Company shall, at its sole expense: (i) upon a resale registration statement becoming effective, cause the removal of legends pursuant to the effective resale registration statement, and (ii) provide all opinions as may reasonably be required by the Transfer Agent in connection with the removal of legends pursuant to the preceding sentences. The Company shall be responsible for the fees of its Transfer Agent associated with issuances.

7.8            Pledge of Securities. The Company acknowledges and agrees that its Shares may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Shares. The pledge of Shares shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and no Investor effecting a pledge of Shares shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided that an Investor and its pledgee shall be required to comply with the provisions of the Transaction Documents, including Section 7.5 hereof, in order to effect a sale, transfer or assignment of Shares to such pledgee.

7.9            Short Sales and Confidentiality After the Date Hereof. Each Investor, severally and not jointly with the other Investors, covenants that neither it nor any Affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period from the date hereof until the earlier of such time as (i) after the transactions contemplated by this Agreement are first publicly announced (subject to, and conditioned upon, the Company’s compliance with its obligations under Section 7.4) or (ii) this Agreement is terminated in accordance with its terms. Each Investor, severally and not jointly with the other Investors, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company (subject to, and conditioned upon, the Company’s compliance with its obligations under Section 7.4), such Investor will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction), other than as disclosed to its legal and other representatives. Each Investor, severally and not jointly with the other Investors, understands and acknowledges that the SEC currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to effectiveness of a resale registration statement with securities included in such registration statement and pursuant thereto would be a violation of Section 5 of the 1933 Act, as set forth in Item 239.10 of the 1933 Act Rules Compliance and Disclosure Interpretations compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Investor makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 7.4, (ii) no Investor shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 7.4 and (iii) no Investor shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, including, without limitation, any placement agent, after the issuance of the initial press release as described in Section 7.4. Furthermore, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

7.10          Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Class A Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Class A Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

7.11          Replacement of Securities. If any certificate or instrument evidencing any Investor’s Unit Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.

7.12          Equal Treatment of Investors. No consideration (including any modification of any Transaction Document but excluding the reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Investor by the Company and negotiated separately by each Investor, and is intended for the Company to treat the Investors as a class and shall not in any way be construed as the Investors acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

8              Survival and Indemnification.

8.1            Survival. The Fundamental Representations shall survive the Closing. The representations and warranties contained in this Agreement other than the Fundamental Representations shall survive the Closing for a period of three hundred sixty-five (365) days after the date hereof and thereafter shall have no further force and effect. The covenants and agreements of the Company contained in this Agreement shall survive the Closing until such time as no Investor holds any Registrable Securities (as defined in the Registration Rights Agreement).

8.2            Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Investors, the officers, directors, partners, members, managers and employees of each Investor, each Person who controls any such Investor (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, partners, members, managers and employees of each such controlling Person (each, an “Investor Indemnified Party”), from and against any and all losses, claims, damages, liabilities, obligations, contingencies, costs and expenses, joint or several, to which such Investor Indemnified Party may suffer, incur or become subject to as a result of or relating to in whole or in part (a) the inaccuracy in the representations and warranties of the Company contained in this Agreement or the failure of the Company to perform its obligations hereunder or the other Transaction Documents; or (b) any action instituted against the Investor Indemnified Party in any capacity, or any of them or their respective Affiliates, by (i) any current or former shareholder of the Company who is not an Affiliate of such Investor Indemnified Party, with respect to any of the transactions contemplated by the Transaction Documents or (ii) any other third-party with respect to any of the transactions contemplated by the Transaction Documents), and will reimburse each Investor Indemnified Party for legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Investor Indemnified Party in connection with investigating, defending, settling, compromising or paying such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) the failure of such Investor Indemnified Party (or its related parties) to comply with the covenants and agreements contained herein, or (ii) the inaccuracy of any representations made by such Investor Indemnified Party (or its related parties) herein.

8.3            Indemnification Procedure. Promptly after any Investor Indemnified Party has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third Person, which the Investor Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Investor Indemnified Party shall give the Company written notice of such claim or the commencement of such action, suit or proceeding, but failure to so notify the Company will not relieve the Company from any liability it may have to such Investor Indemnified Party hereunder except to the extent that the Company is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Company shall have the right to defend and settle, at its own expense and by its own counsel who shall be reasonably acceptable to the Investor Indemnified Party, any such matter as long as the Company pursues the same diligently and in good faith; provided, that in no event shall the Company be entitled to assume the defense of any action if such action (a) is with respect to a criminal proceeding, action, indictment, allegation or investigation; or (b) seeks an injunction or other equitable relief against any Investor Indemnified Party. If the Company undertakes to defend or settle, it shall promptly (and in no event later than five days after its decision) notify the Investor Indemnified Party of its intention to do so, and the Investor Indemnified Party shall cooperate with the Company and its counsel in all commercially reasonable respects in the defense thereof and/or the settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Company with any books, records and other information relevant to the claim reasonably requested by the Company and in the Investor Indemnified Party’s possession or control. Such cooperation of the Investor Indemnified Party shall be at the cost of the Company. After the Company has notified the Investor Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Company diligently pursues such defense, the Company shall not be liable for any additional legal expenses incurred by the Investor Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Investor Indemnified Party shall be entitled (a) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (b) if (i) the Company has failed to assume the defense or employ counsel reasonably acceptable to the Investor Indemnified Party within ten (10) Business Days of when the Investor Indemnified Party provides the Company written notice of the claim or (ii) if the defendants in any such action include both the Investor Indemnified Party and the Company and counsel to the Investor Indemnified Party shall have concluded that there may be reasonable defenses available to the Investor Indemnified Party that are different from or in addition to those available to the Company or if the interests of the Company reasonably may be deemed to conflict with the interests of the Company, then the Investor Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Company as incurred. Notwithstanding any other provision of this Agreement, the Company shall not settle any indemnified claim without the consent of the Investor Indemnified Party, unless the settlement thereof imposes no liability or obligation on, and includes a complete release from liability of, and does not include any admission of wrongdoing, malfeasance or failure to act by, the Investor Indemnified Party.

9              Miscellaneous.

9.1            Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors, as applicable; provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate without the prior written consent of the Company or the other Investors, provided such assignee agrees in writing to be bound by the provisions hereof that apply to Investors. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Without limiting the generality of the foregoing, in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Shares” shall be deemed to refer to the securities received by the Investors in connection with such transaction. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2            Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.3            Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.4            Notices. All notices and other communications under this Agreement must be in writing and are deemed duly delivered when (a) delivered if delivered personally or by nationally recognized overnight courier service (costs prepaid), (b) sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the first Business Day following such transmission, or (c) received or rejected by the addressee, if sent by United States of America certified or registered mail, return receipt requested; in each case to the following addresses or email and marked to the attention of the individual (by name or title) designated below (or to such other address, email address or individual as a party may designate by notice to the other parties):

If to the Company:

Elutia Inc.
12510 Prosperity Drive, Suite 370
Silver Spring, MD 20904
Email: rmills@elutia.com
Attention: C. Randal Mills, PhD, President and CEO

With a copy (which will not constitute notice) to:

Kilpatrick Townsend & Stockton LLP
1100 Peachtree Street N.E., Suite 2800
Atlanta, GA 30309
Email: mcochran@kilpatricktownsend.com, deaton@kilpatricktownsend.com
Attention: Michael Cochran, David Eaton

If to the Investors:

to the addresses set forth on the signature pages hereto.

9.5            Expenses. The parties hereto shall pay their own costs and expenses in connection herewith, regardless of whether the transactions contemplated hereby are consummated; it being understood that each of the Company and each Investor has relied on the advice of its own respective counsel; provided, that all Transfer Agent fees and any stamp taxes, transfer taxes and other similar taxes levied in connection with the delivery of any Unit Securities shall be borne by the Company.

9.6            Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and (a) prior to the Closing, all of the Investors and (b) following the Closing, the Required Investors. Notwithstanding the foregoing, this Agreement may not be amended and the observance of any term of this Agreement may not be waived with respect to any Investor without the written consent of such Investor unless such amendment or waiver applies to all Investors in the same fashion. Any amendment or waiver effected in accordance with this paragraph shall be binding upon (i) prior to Closing, each Investor and (ii) following the Closing, each holder of any Unit Securities purchased under this Agreement at the time outstanding, and in each case, each future holder of all Securities and the Company.

9.7            Publicity. Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior written consent of the Company (in the case of a release or announcement by any of the Investors) or the Required Investors (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld or delayed), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market.

9.8            Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

9.9            Entire Agreement. This Agreement, including the signature pages and Exhibits, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and representations, both oral and written, between the parties with respect to the subject matter hereof and thereof.

9.10            Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents without posting bond or other security or proving economic harm. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of the obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

9.11          Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

9.12          Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement (including all matters concerning the construction, validity, enforcement and interpretation hereof) shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof (other than Sections 5-1401 and 5-1402 of the General Obligations Law). Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

9.13          Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Units pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

9.14          Interpretation. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex, letter and schedule references not attributed to a particular document shall be references to such exhibits, annexes, letters and schedules to this Agreement. In addition, the word “or” is not exclusive; the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”; and the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:	ELUTIA INC.

	By:	/s/ C. Randal Mills
Name: C. Randal Mills
Title: President & Chief Executive Officer

[COMPANY SIGNATURE PAGE]

INVESTOR:

Alyeska Master Fund, L.P.

	By:	/s/ Jason Bragg
	Name:	Jason Bragg
	Title:	CFO Alyeska Investment Group, LP

Investor Information
Entity Name:	Alyeska Master Fund, L.P.
Contact Person:	Jason Bragg
Address:	77 W. Wacker, Suite 700
City:	Chicago
State:	Illinois
Zip Code:	60601
Telephone:
Facsimile:
Email:	***
Tax ID # or Social Security #:
Name in which Securities should be issued:	Alyeska Master Fund, L.P.
Prefunded Units Purchased:	0
Common Units Purchased:	595,630

[INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

INVESTOR:

AIGH Investment Partners, LP

	By:	/s/ Orin Hirschman
	Name:	Orin Hirschman
	Title:	Managing Member, AIGH Capital Management LLC

Investor Information
Entity Name:	AIGH Investment Partners, LP
Contact Person:	Orin Hirschman, Aaron Martin
Address:	6006 Berkeley Avenue
City:	Baltimore
State:	Maryland
Zip Code:	21209
Telephone:	***
Facsimile:
Email:	***
Tax ID # or Social Security #:	***
Name in which Securities should be issued:	AIGH Investment Partners, LP
Prefunded Units Purchased:	261,470
Common Units Purchased:	1,221,458

[INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

INVESTOR:

Blackwell Partners LLC - Series A

	By:	Nantahala Capital Management, LLC
Its Investment Manager

	By:	/s/ Daniel Mack
	Name:	Daniel Mack
	Title:	Manager

Investor Information
Entity Name:	Blackwell Partners LLC - Series A
Contact Person:	Janine Lall
Address:	c/o Nantahala Capital Management, LLC
Address:	130 Main Street, 2nd Floor
City:	New Canaan
State:	Connecticut
Zip Code:	06840
Telephone:
Facsimile:
Email:	***
Tax ID # or Social Security #:	***
Name in which Securities should be issued:	Blackwell Partners LLC - Series A
Prefunded Units Purchased:	151,705
Common Units Purchased:	1,036,120

[INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

INVESTOR:

Elutia PIPE Investment LP

	By:	/s/ Matt Zuga
	Name:	Matt Zuga
	Title:	Managing Partner

Investor Information
Entity Name:	Elutia PIPE Investment LP
Contact Person:	Matt Zuga
Address:	36 Church Lane
City:	Westport
State:	Connecticut
Zip Code:	06880
Telephone:	***
Facsimile:
Email:	***
Tax ID # or Social Security #:
Name in which Securities should be issued:	Elutia PIPE Investment LP
Prefunded Units Purchased:	0
Common Units Purchased:	1,436,077

[INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

INVESTOR:

Highcape Partners LP II

	By:	/s/ Matt Zuga
	Name:	Matt Zuga
	Title:	Managing Partner

Investor Information
Entity Name:	Highcape Partners LP II
Contact Person:	Matt Zuga
Address:	36 Church Lane
City:	Westport
State:	Connecticut
Zip Code:	06880
Telephone:	***
Facsimile:
Email:	***
Tax ID # or Social Security #:
Name in which Securities should be issued:	Highcape Partners LP II
Prefunded Units Purchased:	0
Common Units Purchased:	28,636

[INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

INVESTOR:

Highcape Partners QP II

	By:	/s/ Matt Zuga
	Name:	Matt Zuga
	Title:	Managing Partner

Investor Information
Entity Name:	Highcape Partners QP II
Contact Person:	Matt Zuga
Address:	36 Church Lane
City:	Westport
State:	Connecticut
Zip Code:	06880
Telephone:	***
Facsimile:
Email:	***
Tax ID # or Social Security #:
Name in which Securities should be issued:	Highcape Partners QP II
Prefunded Units Purchased:	0
Common Units Purchased:	1,372,415

[INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

INVESTOR:

Nantahala Capital Partners Limited Partnership

	By:	Nantahala Capital Management, LLC
Its General Partner

	By:	/s/ Daniel Mack
	Name:	Daniel Mack
	Title:	Manager

Investor Information
Entity Name:	Nantahala Capital Partners Limited Partnership
Contact Person:
Address:	130 Main Street, 2nd Floor
City:	New Canaan
State:	Connecticut
Zip Code:	06840
Telephone:
Facsimile:
Email:	***
Tax ID # or Social Security #:	***
Name in which Securities should be issued:	Nantahala Capital Partners Limited Partnership
Prefunded Units Purchased:	27,971
Common Units Purchased:	191,034

[INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

INVESTOR:

Nantahala Capital Partners II Limited Partnership

	By:	Nantahala Capital Management, LLC
Its General Partner

	By:	/s/ Daniel Mack
	Name:	Daniel Mack
	Title:	Manager

Investor Information
Entity Name:	Nantahala Capital Partners II Limited Partnership
Contact Person:
Address:	130 Main Street, 2nd Floor
City:	New Canaan
State:	Connecticut
Zip Code:	06840
Telephone:
Facsimile:
Email:	***
Tax ID # or Social Security #:	***
Name in which Securities should be issued:	Nantahala Capital Partners II Limited Partnership
Prefunded Units Purchased:	13,970
Common Units Purchased:	95,412

[INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

INVESTOR:

NCP RFM LP

	By:	Nantahala Capital Management, LLC
Its Investment Manager

	By:	/s/ Daniel Mack
	Name:	Daniel Mack
	Title:	Manager

Investor Information
Entity Name:	NCP RFM LP
Contact Person:
Address:	130 Main Street, 2nd Floor
City:	New Canaan
State:	Connecticut
Zip Code:	06840
Telephone:
Facsimile:
Email:	***
Tax ID # or Social Security #:	***
Name in which Securities should be issued:	NCP RFM LP
Prefunded Units Purchased:	47,942
Common Units Purchased:	327,434

[INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

INVESTOR:

WVP Emerging Manager Onshore Fund, LLC – AIGH Series

	By:	/s/ Orin Hirschman
	Name:	Orin Hirschman
	Title:	Managing Member, AIGH Capital Management LLC

Investor Information
Entity Name:	WVP Emerging Manager Onshore Fund, LLC – AIGH Series
Contact Person:	Orin Hirschman, Aaron Martin
Address:	6006 Berkeley Avenue
City:	Baltimore
State:	Maryland
Zip Code:	21209
Telephone:	***
Facsimile:
Email:	***
Tax ID # or Social Security #:	***
Name in which Securities should be issued:	WVP Emerging Manager Onshore Fund, LLC – AIGH Series
Prefunded Units Purchased:	0
Common Units Purchased:	375,934

[INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

INVESTOR:

WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series

	By:	/s/ Orin Hirschman
	Name:	Orin Hirschman
	Title:	Managing Member, AIGH Capital Management LLC

Investor Information
Entity Name:	WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series
Contact Person:	Orin Hirschman, Aaron Martin
Address:	6006 Berkeley Avenue
City:	Baltimore
State:	Maryland
Zip Code:	21209
Telephone:	***
Facsimile:
Email:	***
Tax ID # or Social Security #:	***
Name in which Securities should be issued:	WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series
Prefunded Units Purchased:	0
Common Units Purchased:	102,608

[INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

INVESTOR:

Matthew Ferguson

	By:	/s/ Matthew Ferguson
	Name:	Matthew Ferguson
Title:

Investor Information
Entity Name:	N/A
Contact Person:	Matthew Ferguson
Address:	393 La Cuesta Drive
City:	Portola Valley
State:	California
Zip Code:	94028
Telephone:	***
Facsimile:
Email:	***
Tax ID # or Social Security #:	***
Name in which Securities should be issued:	Matthew Ferguson
Prefunded Units Purchased:	0
Common Units Purchased:	70,053

[INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

EXHIBIT A
Schedule of Investors

Investor Name and Address	Number of Units to be Purchased	Type of Units to be Purchased (Common/ Prefunded)	Aggregate Purchase Price of Units
Nantahala Capital Partners Limited Partnership	219,005	191,034/27,971	$312,602
Nantahala Capital Partners II Limited Partnership	109,382	95,412/13,970	$156,129
NCP RFM LP	375,376	327,434/47,942	$535,801
Blackwell Partners LLC - Series A	1,187,825	1,036,120/151,705	$1,695,468
AIGH Investment Partners, LP	1,482,928	1,221,458/261,470	$2,116,618
WVP Emerging Manager Onshore Fund, LLC – AIGH Series	375,934	Common	$536,646
WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series	102,608	Common	$146,473
Elutia PIPE Investment LP	1,436,077	Common	$2,050,000
Highcape Partners QP II	1,372,415	Common	$1,959,122
Highcape Partners LP II	28,636	Common	$40,878
Alyeska Master Fund, L.P.	595,630	Common	$850,262
Matt Ferguson	70,053	Common	$100,001
Totals:	6,852,811	6,852,811/503,058	$10,500,000

EXHIBIT B
Form of Registration Rights Agreement

EXHIBIT C
Form of Legal Opinion

EXHIBIT D
Form of Common Warrant

EXHIBIT E
Form of Prefunded Warrant

APPENDIX I
[Reserved]

APPENDIX II
Form of Selling Securityholder Questionnaire